SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 12, 2006

ABFC 2006-OPT2 Trust
(Exact Name of Issuing Entity as Specified in Charter)

Asset Backed Funding Corporation
(Exact Name of Depositor as Specified in Charter)

Bank of America, National Association
(Exact Name of Sponsor as Specified in Charter)

New York	333-130524-03	75-2533468
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number of	Identification No.
Incorporation	Issuing Entity)	of Depositor)
of Issuing Entity

214 North Tryon Street, Charlotte, North Carolina	28255
(Address of Principal Executive Offices)	(Zip Code)

Depositor’s telephone number, including area code	(704) 386-2400

N/A
(Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of September 1, 2006 (the “Pooling and Servicing Agreement”), among Asset Backed Funding Corporation (the “Company”), as depositor, Option One Mortgage Corporation (“Option One”), as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT2 (the “Certificates”), issued on October 12, 2006, including: (i) the Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-3C, Class A-3D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the “Public Certificates”), having an aggregate initial certificate balance of $1,061,388,000, (ii) the Class B, Class CE and Class P Certificates (the “Private Certificates”), having an aggregate initial certificate balance of $10,993,100 and (iii) the Class R and Class R-X Certificates (the “Residual Certificates”).

The Public Certificates were sold to Banc of America Securities LLC (“BAS”) pursuant to an underwriting agreement, dated October 10, 2006 (the “Underwriting Agreement”), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

On October 12, 2006, the Private Certificates, consisting of $10,993,000 initial certificate balance of Class B Certificates, the Class CE Certificates and the Class P Certificates, were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans underlying the Certificates (the “Mortgage Loans”) from the Sponsor.

On October 12, 2006, the Residual Certificates were transferred to the Sponsor in a transaction exempt from registration under the Securities Act of 1933, as amended. The Residual Certificates constituted part of the purchase price for the Mortgage Loans.

The Mortgage Loans were originated or acquired by Option One and were purchased the Sponsor from Option One pursuant to a flow sale and servicing agreement, dated July 28, 2006 (the “Flow Sale and Servicing Agreement”), among the Sponsor, Option One and its affiliates. A copy of the Flow Sale and Servicing Agreement is attached as Exhibit 10.1. The Mortgage Loans were purchased by the Company from the Sponsor pursuant to a mortgage loan purchase agreement, dated as of September 1, 2006 (the “Mortgage Loan Purchase Agreement”), between the Company and the Sponsor. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2. The Sponsor assigned certain of its right, title and interest in the Flow Sale and Servicing Agreement to the Company pursuant to an assignment, assumption and recognition agreement, dated October 12, 2006 (the “AAR”), among the Company, the Sponsor and Option One. A copy of the AAR is attached as Exhibit 10.2.

Wells Fargo Bank, N.A., as supplemental interest trust trustee, entered into an interest rate swap agreement with Bank of America, National Association, as counterparty, for the benefit of the holders of the Certificates. A copy of the interest rate swap agreement is attached as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:
1.1	Underwriting Agreement, dated October 10, 2006, between Asset Backed Funding Corporation and Banc of America Securities LLC (including exhibits).

4.1	Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Asset Backed Funding Corporation, Option One Mortgage Corporation and Wells Fargo Bank, N.A. (including exhibits).

4.2	Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between Asset Backed Funding Corporation and Bank of America, National Association.

10.1	Flow Sale and Servicing Agreement, dated as of July 28, 2006, among Bank of America, National Association, Option One Mortgage Corporation and its affiliates.

10.2	Assignment, Assumption and Recognition Agreement, dated October 12, 2006, among Bank of America, National Association, Asset Backed Funding Corporation and Option One Mortgage Corporation.

10.3	Interest Rate Swap Agreement, dated October 3, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED FUNDING CORPORATION

By:	/s/ Juanita L. Deane-Warner
Name: Juanita L. Deane-Warner Title: Vice President

Date: October 12, 2006

ASSET BACKED FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated October 10, 2006, between Asset Backed Funding Corporation and Banc of America Securities LLC (including exhibits).	E
4.1	Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Asset Backed Funding Corporation, Option One Mortgage Corporation and Wells Fargo Bank, N.A. (including exhibits).	E
4.2	Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between Asset Backed Funding Corporation and Bank of America, National Association.	E
10.1	Flow Sale and Servicing Agreement, dated as of July 28, 2006, among Bank of America, National Association, Option One Mortgage Corporation and its affiliates.	E
10.2	Assignment, Assumption and Recognition Agreement, dated October 12, 2006, among Bank of America, National Association, Asset Backed Funding Corporation and Option One Mortgage Corporation.	E
10.3	Interest Rate Swap Agreement, dated October 3, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.	E